Offerings - Offering: 1	Feb. 19, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Junior Subordinated Notes
Amount Registered | shares	2,651,175,000
Maximum Aggregate Offering Price	$ 2,651,175,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 366,127.27
Offering Note	Euro 2,250,000,000 4.2462% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056. The amount to be registered and the proposed maximum aggregate offering price for the Euro 2,250,000,000 4.2462% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056 is based on the euro/U.S. dollar exchange rate as of 4:00 PM (New York City time) on February 18, 2026 of Euro 1 = $1.1783 as published by Bloomberg on its website https://www.bloomberg.com/quote/EURUSD:CUR.